Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Medicale Corp.(the “Company”) on Form 10-K for the period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Boris Alborovi, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Borisi Alborovi
Borisi Alborovi
Chief Executive Officer
Chief Financial Officer

Dated: December 15, 2021